                                                                    EXHIBIT 99.8

                            WEBFINANCIAL CORPORATION

             IMPORTANT TAX INFORMATION REGARDING BACKUP WITHHOLDING

            Under the United States federal income tax laws,  dividend  payments that may be made by  WebFinancial  Corporation  (the "Company") on shares of its
Common  Stock,  par value $0.001,  issued upon the exercise of  non-transferable subscription  rights  (the  "Rights"),  may be  subject  to backup  withholding.
Generally such payments will be subject to backup  withholding unless the holder
(i) is exempt  from  backup  withholding  or (ii)  furnishes  the payer with its correct  taxpayer  identification  number  ("TIN") and certifies that the number provided  is correct and  further  certifies  that such holder is not subject to backup  withholding  as a result of a failure to report all interest or dividend income in the past. Each Rights holder that exercises  Rights and wants to avoid backup withholding should provide the Subscription Agent, as the Company's agent
in  respect  of  exercised   Rights,   with  such  holder's   correct   taxpayer
identification  number (or with a  certification  that such holder is awaiting a taxpayer identification number) and with a certification that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

            Certain  holders  (including,  among others,  all  corporations  and certain  foreign  individuals)  are exempt  from these  backup  withholding  and reporting requirements. In general, in order for a foreign individual to qualify as an exempt  recipient,  that holder must submit a statement,  signed under the penalties  of  perjury,  attesting  to that  individual's  exempt  status.  Such statements may be obtained from the Subscription  Agent.  Exempt holders,  while not required to file  Substitute  Form W-9,  should file  Substitute Form W-9 to avoid possible erroneous backup  withholding.  See the enclosed  "Guidelines for
Certification  of Taxpayer  Identification  Number on  Substitute  Form W-9" for
additional instructions.

            If backup  withholding  applies,  the  Company  or the  Subscription
Agent,  as the case may be,  will be  required to withhold up to 30% of any such dividend  payments made to a stockholder or other payee.  Backup  withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of the person's tax liability, and the tax liability of persons subject to backup  withholding  will be reduced by the amount of tax  withheld.  If  withholding  results in an  overpayment  of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9

            To prevent backup withholding on dividend payments,  a Rights holder that  exercises  Rights is  required  to notify the  Subscription  Agent of such holder's  correct TIN by completing the Substitute Form W-9 below and certifying on  Substitute  Form W-9 that the TIN  provided  is correct (or that such Rights holder is  awaiting a TIN).  In  addition,  the holder is required to certify on
Substitute Form W-9 that it is (i) exempt from backup  withholding,  or (ii) not subject to backup  withholding  due to prior  under  reporting  of  interest  or dividend income,  or (iii) the Internal Revenue Service (the "IRS") has notified it that it is no longer subject to backup withholding.

                                       1

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

            The Rights  holder  that  exercises  Rights is  required to give the
Subscription  Agent the TIN of the record  owner of the  shares of Common  Stock issued upon the exercise of the Rights.  If such record owner is an  individual, the TIN is the taxpayer's social security number.  For most other entities,  the
TIN is the employer  identification number. If the shares of Common Stock issued upon the exercise of the Rights are in more than one name or are not in the name of the actual  owner,  consult the enclosed  "Guidelines  for  Certification  of
Taxpayer Identification Number on Substitute Form W-9" for additional guidelines on what number to report.  If the  Subscription  Agent is not provided  with the correct  taxpayer  identification  number in connection with such payments,  the holder may be subject to a penalty imposed by the IRS.

                                       2

                               SUBSTITUTE FORM W-9
            PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN)

   PAYERS NAME: [___________________________________________________________]

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Part 1 - PLEASE PROVIDE YOUR TIN AND CERTIFY          _________________________
BY SIGNING AND DATING BELOW                           Social Security Number or
                                                       Employer ID Number
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Part 2 - Certification - under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer  Identification  Number
(or I am  waiting  for a number  to be issued to me),  (2) I am not  subject  to backup  withholding  because (a) I am exempt from backup  withholding,  or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends or  (c)  the  IRS  has  notified  me  that  I am no  longer  subject  to  backup withholding,  and (3) all  other  information  provided  on this  form is  true, correct and complete. / /

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Part 3 - Awaiting TIN / /

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Part 4 - For Payee Exempt from Backup Withholding / /

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Please fill in your name and address below.

______________________________________________________
Name

______________________________________________________
Address (number and street)

______________________________________________________
City, State and Zip Code

CERTIFICATE  INSTRUCTIONS  - You must  cross out Item (2) in Part 2 above if you have  been  notified  by the IRS  that  your are  currently  subject  to  backup withholding because of under reporting interest or dividends on your tax return.
However,  if after  being  notified  by the IRS that you were  subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup  withholding,  do not cross out Item (2). If you are exempt from backup withholding, check the box in part 4 above.

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Signature_________________________           Date _____________________, 2003
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          NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
             BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU.
       PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER
      IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.

            I certify under penalties of perjury that a taxpayer  identification number has not been issued to me, and either (a) I have mailed or  delivered  an application  to  receive a  taxpayer  identification  number to the  appropriate
Internal Revenue Service Center or Social Security  Administration Office or (b)
I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 30%
of all  reportable  payments  made to me  thereafter  will be  withheld  until I provide a number.

Signature_________________________________  Date _____________________, 2003
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                                       3

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER  IDENTIFICATION NUMBER TO GIVE THE PAYER -
Social  Security  numbers  have  nine  digits  separated  by two  hyphens:  i.e.
000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen: i.e.  00-0000000.  The table below will help determine the number to give the payer.

--------------------------------------------------------   ---------------------------------------------------------
                                 Give the                                                       Give the EMPLOYER
                                 SOCIAL SECURITY                                                IDENTIFICATION
For this type of Account:        number of --              For this type of Account:            number of--
--------------------------------------------------------   ---------------------------------------------------------

1.   Individual                  The individual            8.  Sole proprietorship account      The owner (4)

2.   Two or more individuals     The actual owner of the   9.  A valid trust, estate, or        Legal entity (5)
     (joint account)             account or, if combined       pension trust
                                 funds, any one of the
                                 individuals (1)

                                                           10. Corporate                        The corporation

3.   Husband and wife (joint     The actual owner of the
     account)                    account or, if joint
                                 funds, either person (1)

                                                           11. Association, club,               The organization
                                                               religious, charitable,
                                                               educational or other
                                                               tax-exempt organization

4.   Custodian account of a      The minor (2)
     minor (Uniform Gift
     to Minors Act)                                        12. Partnership                      The partnership

5.   Adult and minor (joint      The adult or, if the                                           The broker or nominee
     account)                    minor is the only
                                 contributor, the
                                 minor (1)
                                                           13. A broker or registered           The broker or nominee
                                                               nominee

                                                           14. Account with the Department      The public entity
                                                               of Agriculture in the name
                                                               of a public entity (such as
                                                               a State or local government
                                                               school district, or prison)
                                                               that receives agricultural
                                                               program payments

6.   Account in the name of      The ward, minor or
     guardian or committee for   incompetent person (3)
     a designated ward, minor,
     or incompetent person

7.    a. The usual revocable     The grantor-trustee (1)
      savings trust account
      (grantor is also trustee)

      b. So-called trust account The actual owner (1)
      that is not a legal or
      valid trust under State
      law

--------------------------------------------------------------------------------------------------------------------

(1)   List all names  first and circle the name of the person  whose  number you furnish.
(2)   Circle the minor's name and furnish the minor's social security number.
(3)   Circle the ward's,  minor's or incompetent  person's name and furnish such person's social security number.
(4)   Provide the name of the owner.  You may also enter your business or "doing business  as" name.  You may use either  your  Social  Security  Number or
      Taxpayer Identification Number (if you have one).
(5)   List all names first and circle the name of the legal  trust,  estate,  or pension trust. (Do not furnish the  identification  number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

OBTAINING A NUMBER                                                o   Payments of tax-exempt interest (including
If you do not have a taxpayer identification number or                exempt interest dividends under Section 852)
you do not know your number, obtain Form SS-5,
Application for a Social Security Number Card, or                 o   Payments described in Section 6049(b) (5) to
Form SS-4, Application  for Employer  Identification  Number,         non-resident aliens.
at the local office  of  the  Social  Security  Administration
or the Internal Revenue Service and apply for a number.           o   Payments on tax-free covenant bonds under Section 1451.

                                                                  o   Payments made by certain foreign organizations.
PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding              o   Payments made to a nominee.
on ALL payments include the following:                            EXEMPT PAYEES  DESCRIBED  ABOVE MUST STILL
                                                                  COMPLETE THE SUBSTITUTE FORM W-9 TO AVOID
o  A corporation.                                                 POSSIBLE  ERRONEOUS BACKUP  WITHHOLDING.
o  A financial institution.                                       FILE THE SUBSTITUTE FORM W-9 WITH THE PAYER,
o  An organization exempt from tax under Section 501 (a)          FURNISH YOUR  TAXPAYER  IDENTIFICATION  NUMBER,
   of the Internal Revenue Code of 1986, as amended (the          WRITE "EXEMPT" ON THE FACE OF THE  FORM, AND RETURN
   "Code"), or an individual retirement plan.                     IT TO THE PAYER.  IF THE PAYMENTS ARE INTEREST,
o  The United States or any agency or instrumentality             DIVIDENDS OR  PATRONAGE  DIVIDENDS,  ALSO SIGN AND
   thereof.                                                       DATE THE FORM.

o  A State, the District of Columbia, a possession of the            Certain payments other than interest, dividends,
   United States, or any subdivision or instrumentality          and patronage dividends that are not subject to
   thereof.                                                      information reporting are also not subject to backup
o   A foreign government, a political subdivision of a           withholding.  For  details,  see the  regulations  under
    foreign government, or any agency or instrumentality         Sections 6041, 6041A(a), 6045, and 6050A of the Code.
    thereof.
                                                                 PRIVACY ACT NOTICE - Section 6109 of the Code requires
o   An international organization or any agency, or              most recipients of dividends, interest, or other payments
    instrumentality thereof.                                     to give correct taxpayer identification  numbers to payers who must report the  payments to IRS. IRS uses  the  numbers  for
o   A registered dealer in securities or commodities             identification  purposes  and to help  verify  the accuracy  of
    registered in the U.S. or a possession of the U.S.           your tax return.  Payers must be given the numbers  whether or not recipients are required to file tax returns.  Payers may be
o   A real estate investment trust.                              required to withhold 30% of taxable  interest,  dividends and certain other payments to a payee who does not furnish a
o   A common trust fund operated by a bank under Section         taxpayer  identification  number to payer.  Certain penalties
    584(a) of the Code.                                          may also apply.
o   An exempt charitable remainder trust, or a non-exempt
    trust described in Section 4947(a)(1) of the Code.
o   An entity registered at all times under the Investment
    Company Act of 1940.
o   A foreign central bank of issue.

Payments of dividends and patronage dividends not                PENALTIES
generally subject to backup withholding include the              (1)  FAILURE TO FURNISH  TAXPAYER  IDENTIFICATION  NUMBER -
following:                                                       If you fail to furnish your correct  taxpayer  identification number to a payer, you are subject to a penalty of $50 for
o   Payments to nonresident aliens subject to withholding        each such failure unless your failure is due to reasonable
    under Section 1441 of the Code.                              cause and not willful neglect.

o   Payments to partnerships not engaged in a trade or          (2) CIVIL PENALTY FOR FALSE  INFORMATION  WITH RESPECT TO
    business in the U.S. and which have at least one            WITHHOLDING - If you make a false  statement  with no
    nonresident partner.                                        reasonable  basis which results in no backup withholding, you are subject to a penalty of $500.
o   Payments of patronage dividends where the amount
    received is not paid in money.                              (3) CRIMINAL  PENALTY FOR  FALSIFYING  INFORMATION - Willfully
                                                                falsifying certifications  or  affirmations  may subject  you
o   Payments made by certain foreign organizations.             to criminal penalties including fines and/or imprisonment.

Payments of interest not generally subject to backup            (4) MISUSE OF TINS - If the requester discloses or uses
withholding include the following:                              taxpayer identification  numbers in violation of Federal law, the  requester may be subject to civil and criminal penalties.

o   Payments of interest on obligations issued by
    individuals. Note: You may be subject to backup
    withholding if this interest is $600 or more
    and is paid in the course of the payer's trade
    or business and you have not provided your correct
    taxpayer identification number to payer.                    FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX
                                                                CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                       5